UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	03/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

MARCH 31, 2008

Semiannual Report
to Shareholders

DWS Inflation Protected Plus Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Although inflation-indexed bonds are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the fund's value. If interest rates rise due to reasons other than inflation, the fund's investment in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. Moreover, if the fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign index may not be correlated to the rate of inflation in the US. The fund is subject to interest rate risk, which means that the value of inflation-indexed bonds and other fixed income securities held by the fund generally will decline as interest rates rise. The full faith and credit guarantee of the US government, which attaches to certain securities that the fund invests in, does not protect the fund against interest rate risk. The fund invests in derivatives seeking to hedge positions in certain securities and to generate income in order to enhance the fund's returns. Derivatives can be more volatile and less liquid than traditional fixed-income securities. There can be no assurance that the fund will meet its objective or that any strategy employed by the fund will be successful. Please see the prospectus for specific details regarding the fund's risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2008

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2008 are 1.74%, 2.51%, 2.39% and 1.29% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/08
DWS Inflation Protected Plus Fund	6-Month‡	1-Year	Life of Fund*
Class A	8.54%	12.90%	6.64%
Class B	8.01%	12.01%	5.82%
Class C	8.11%	12.12%	5.87%
Institutional Class	8.57%	13.17%	6.88%
Lehman Brothers US Treasury: US TIPS Index+	10.40%	14.54%	7.25%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 3/31/08	$ 10.57	$ 10.62	$ 10.62	$ 10.57
9/30/07	$ 9.97	$ 10.02	$ 10.02	$ 9.97
Distribution Information: Six Months as of 3/31/08: Income Dividends	$ .19	$ .15	$ .15	$ .20
Capital Gain Distributions	$ .07	$ .07	$ .07	$ .07
Class A Lipper Rankings — Treasury Inflation Protected Securities Funds Category as of 3/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	96	of	128	75

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Inflation Protected Plus Fund — Class A [] Lehman Brothers US Treasury: US TIPS Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/08
DWS Inflation Protected Plus Fund		1-Year	Life of Fund*
Class A	Growth of $10,000	$10,980	$11,590
	Average annual total return	9.80%	5.56%
Class B	Growth of $10,000	$10,901	$11,370
	Average annual total return	9.01%	4.82%
Class C	Growth of $10,000	$11,212	$11,684
	Average annual total return	12.12%	5.87%
Lehman Brothers US Treasury: US TIPS Index+	Growth of $10,000	$11,454	$12,058
	Average annual total return	14.54%	7.25%

The growth of $10,000 is cumulative.

* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.
+ The Lehman Brothers US Treasury: US Tips Index is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the US Treasury with at least one year to final maturity and must be rated investment grade Baa3/BBB or higher by at least two rating agencies. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Inflation Protected Plus Fund — Institutional Class [] Lehman Brothers US Treasury: US TIPS Index+

Comparative Results as of 3/31/08
DWS Inflation Protected Plus Fund		1-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$1,131,700	$1,199,300
	Average annual total return	13.17%	6.88%
Lehman Brothers US Treasury: US TIPS Index+	Growth of $1,000,000	$1,145,400	$1,205,800
	Average annual total return	14.54%	7.25%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.
+ The Lehman Brothers US Treasury: US Tips Index is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the US Treasury with at least one year to final maturity and must be rated investment grade Baa3/BBB or higher by at least two rating agencies. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2008 is 1.39% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 3/31/08
DWS Inflation Protected Plus Fund	6-Month‡	1-Year	Life of Fund*
Class S	8.54%	13.05%	6.77%
Lehman Brothers US Treasury: US TIPS Index+	10.40%	14.54%	7.25%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 3/31/08	$ 10.56
9/30/07	$ 9.96
Distribution Information: Six Months as of 3/31/08: Income Dividends	$ .20
Capital Gain Distributions	$ .07
Class S Lipper Rankings — Treasury Inflation Protected Securities Funds Category as of 3/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	94	of	128	73

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Inflation Protected Plus Fund — Class S [] Lehman Brothers US Treasury: US TIPS Index+

Comparative Results as of 3/31/08
DWS Inflation Protected Plus Fund		1-Year	Life of Fund*
Class S	Growth of $10,000	$11,305	$11,958
	Average annual total return	13.05%	6.77%
Lehman Brothers US Treasury: US TIPS Index+	Growth of $10,000	$11,454	$12,058
	Average annual total return	14.54%	7.25%

The growth of $10,000 is cumulative.

* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.
+ The Lehman Brothers US Treasury: US Tips Index is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the US Treasury with at least one year to final maturity and must be rated investment grade Baa3/BBB or higher by at least two rating agencies. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2007 to March 31, 2008).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 10/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/08	$ 1,085.40	$ 1,080.10	$ 1,081.10	$ 1,085.40	$ 1,085.70
Expenses Paid per $1,000*	$ 4.69	$ 8.58	$ 8.58	$ 3.65	$ 3.39
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 10/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/08	$ 1,020.50	$ 1,016.75	$ 1,016.75	$ 1,021.50	$ 1,021.75
Expenses Paid per $1,000*	$ 4.55	$ 8.32	$ 8.32	$ 3.54	$ 3.29
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Inflation Protected Plus Fund	.90%	1.65%	1.65%	.70%	.65%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Bill Chepolis and Portfolio Manager Matthew MacDonald discuss strategy for DWS Inflation Protected Plus Fund during the semiannual reporting period ended March 31, 2008.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did DWS Inflation Protected Plus Fund perform during the semiannual period?

A: The fund's Class A shares produced a total return of 8.54% for the six months ended March 31, 2008. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.) The fund's benchmark, the Lehman Brothers US Treasury: US TIPS Index, produced a total return of 10.40% for the same period.1 The average return for the Lipper US Treasury TIPS Funds category for the six months was 9.31%.2 (TIPS means Treasury Inflation-Protected Security.)

1 The Lehman Brothers US Treasury: US Tips Index is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the US Treasury with at least one year to final maturity and must be rated investment grade Baa3/BBB or higher by at least two rating agencies. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
2 The Lipper Treasury Inflation Protected Securities Funds category includes funds that invest at least 80% of their assets in inflation-protected securities. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Treasury Inflation Protected Securities Funds category. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: Please describe the market environment for the fund over the semiannual period.

A: For the period, US Treasury securities outperformed all other sectors of the bond market by significant margins. The six months saw falling interest rates and a steepening Treasury yield curve as declines on the short end were the most significant.3 To illustrate, the two-year Treasury yield fell by 242 basis points to 1.59%, while the 10-year fell 119 basis points to 3.41%, resulting in the yield curve becoming steeper by 123 basis points (100 basis points equals one percentage point).

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields. When the yield curve is characterized as "steep," this is especially true.

Throughout the period, there were ongoing disclosures of subprime-related losses at leading financial companies, driving a market demand for liquidity. Financial institutions that had issued short-term commercial paper to finance lower quality or longer maturity holdings in special investment vehicles were unable to roll over their debt in the prevailing credit crunch. As a result, many were forced to unwind credit positions under duress, causing the performance of shorter-term fixed-income instruments that trade at a yield spread versus Treasuries to suffer in relation to Treasuries.4 Credit rating downgrades of major firms that insure bond issues exacerbated the widening of yield spreads, and already wary market participants became increasingly reluctant to assume the risk that counterparties to trades would be able to deliver as promised.5

4 The yield spread is the difference between the yield of a security and the yield of a comparable duration Treasury.
5 Credit quality (credit rating) is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

The US Federal Reserve Board (the Fed) engaged in aggressive measures designed to add liquidity to the markets, including lowering the federal funds rate (the overnight rate charged by banks when they borrow money from each other) by 250 basis points to 2.25% during the period. On top of Fed easing, oil prices hovering over $100 a barrel and a falling dollar added to concerns over possible increases in inflation. The net result of the market's focus on liquidity and increased concern over inflation was a positive backdrop for TIPS.

Q: Can you review inflation-indexed bonds and how they work?

A: An inflation-indexed bond is a special type of fixed-income security that is structured to seek protection against inflation. The most common example of such a security in the United States is the TIPS. With TIPS, both the value of the interest income and principal paid on the security is adjusted to track changes in the Urban Consumer Price Index (CPI — U) or comparable inflation index. The coupon rate on the security is applied to the inflation-adjusted principal rather than the security's original face value.

As a result, during periods of inflation, every interest payment on a TIPS will be greater than the one before it. In periods of deflation, the opposite will be true. When TIPS mature, investors receive the greater of either the inflation-adjusted principal or the original face value. It is important to note, however, that not all inflation-indexed bonds provide the guarantee of original face value of the bond.

To better understand inflation-indexed securities, consider the example in the accompanying box.

Suppose $1,000 is invested in a 10-year inflation-indexed bond with a 4% coupon rate.

If inflation is 3% during the following year, the face value would be adjusted to $1,030 and the annual interest payment would be $41.20 (4% of $1,030).

If inflation climbs by 3% again the following year, the principal would be adjusted to $1,060.90 ($1,030 x 1.03) and the interest payment would be $42.44 (4% of $1,060.90).

If inflation fell by 3% in the third year, the face value would be adjusted downward to $1,029.07 ($1,060 x 0.97).

Q: Can you review how you managed the fund and what helped or hurt performance?

A: The fund's core portfolio has been invested almost entirely in TIPS, i.e. Treasury-based inflation-protected securities. Ongoing inflation concerns led to strong performance for the TIPS market and the fund. The fund's focus on only those inflation-protected securities backed by the US Treasury was beneficial in an environment characterized by a narrowly focused flight to quality.

In general, we strive to maintain a neutral duration (interest rate sensitivity relative to the index) with the fund's TIPS holdings as we believe that more value can be added through security selection and our global asset allocation overlay strategy, than by guessing the direction of interest rates. In doing so, the fund holds a subset of securities meant to track or slightly outperform the Lehman Brothers US Treasury: US TIPS Index. We seek to approximate the yield curve exposure of the index by holding representative securities across the maturity spectrum. Performance of this portion of the portfolio lagged the index somewhat, as market conditions made it difficult for the fund to maintain balanced exposure across the yield curve.

Some other funds that seek to provide inflation protection include exposure to commodities or real estate-related holdings, which will of course influence the returns they provide. We had no exposure in these areas, which constrained relative returns during a period of rising commodity prices.

As part of our approach, we seek to enhance total returns by employing a "portable alpha" strategy, our global asset allocation strategy. This strategy seeks to identify the relative value to be found among global bond and currency markets, and then to benefit from disparities through the use of fixed-income futures and currency forward contracts. For the six months, the alpha strategy detracted from the fund's return. The strategy's weightings in the global bond markets had a neutral impact on performance, but its positions in currencies detracted.

Q: What is your overall view of the investment environment for TIPS?

A: Despite stronger inflation numbers, we see continued Fed easing as the most likely scenario. This would imply a relatively supportive environment for TIPS. We currently view the TIPS market as fairly valued as five-year TIPS are pricing in a 2.1% inflation rate, below the most recent numbers, which have been trending closer to 3%. We continue to believe that, given the weakness in the dollar and continued high commodity demand from Asia and India, inflation is more likely to increase than decrease from current levels, which would help returns on TIPS.

Given the market's recent preference for Treasury securities, we are evaluating opportunities in areas that are less fully priced, including adding exposure to high-quality corporate inflation-indexed securities. We will continue to closely monitor economic conditions as we seek to provide a high level of current income and relative stability of principal. For those concerned about the possible future impact of inflation on both stocks and traditional fixed-income securities, we believe this fund continues to offer a compelling diversification opportunity.

Portfolio Summary

Asset Allocation	3/31/08	9/30/07

Government & Agency Obligations	86%	97%
Cash Equivalents	14%	3%
	100%	100%
Quality (Excludes Cash Equivalents)	3/31/08	9/30/07

US Government and Agencies	100%	100%
Effective Maturity (Excludes Cash Equivalents)	3/31/08	9/30/07

Less than 1 year	1%	—
1-4.99 years	42%	42%
5-9.99 years	21%	23%
Greater than 10 years	36%	35%
	100%	100%

Weighted average effective maturity: 9.4 and 10.5 years, respectively.

Asset Allocation, Quality and Effective Maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2008 (Unaudited)

	Principal Amount ($)	Value ($)

US Treasury Obligations 96.7%
US Treasury Bills:
1.089%*, 4/17/2008 (a)	7,000	6,996
1.21%*, 4/17/2008 (a)	25,000	24,987
1.51%*, 4/17/2008 (a)	71,000	70,962
2.07%*, 4/17/2008 (a)	73,000	72,961
2.149%*, 4/17/2008 (a)	2,000	1,999
2.229%*, 4/17/2008 (a)	2,000	1,999
2.27%*, 4/17/2008 (a)	44,000	43,976
2.3%*, 4/17/2008 (a)	27,000	26,986
3.03%*, 4/17/2008 (a)	531,000	530,717
US Treasury Inflation-Indexed Bonds:
2.375%, 1/15/2025	33,029,085	35,937,197
3.375%, 4/15/2032	2,794,127	3,669,037
US Treasury Inflation-Indexed Notes:
0.875%, 4/15/2010	3,899,070	3,990,148
1.875%, 7/15/2013	8,043,630	8,675,811
2.0%, 4/15/2012	16,113,120	17,348,046
2.0%, 1/15/2014	1,998,833	2,164,985
2.0%, 1/15/2016	10,899,133	11,817,897
3.0%, 7/15/2012	21,128,040	23,679,906
Total Government & Agency Obligations (Cost $105,106,161)		108,064,610
	Shares	Value ($)

Cash Equivalents 13.6%
Cash Management QP Trust, 2.84% (b) (Cost $15,172,053)	15,172,053	15,172,053
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $120,278,214)+	110.3	123,236,663
Other Assets and Liabilities, Net	(10.3)	(11,483,483)
Net Assets	100.0	111,753,180
* Annualized yield at time of purchase, not a coupon rate.
+ The cost for federal income tax purposes was $120,627,821. At March 31, 2008, net unrealized appreciation for all securities based on tax cost was $2,608,842. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of tax cost over value of $2,971,068 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $362,226.
(a) At March 31, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

At March 31, 2008, open future contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	6/19/2008	35	3,952,368	4,084,271	131,903
2 Year Federal Republic of Germany Bond	6/6/2008	43	7,144,295	7,094,447	(49,848)
United Kingdom Treasury Bond	6/26/2008	62	13,386,463	13,695,281	308,818
10 Year US Treasury Note	6/19/2008	75	8,704,666	8,921,485	216,819
2 Year US Treasury Note	6/30/2008	22	4,691,098	4,722,438	31,340
Total net unrealized appreciation					639,032

At March 31, 2008, open future contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year Australian Bond	6/16/2008	4	361,998	363,933	(1,935)
10 Year Federal Republic of Germany Bond	6/6/2008	53	9,645,477	9,704,474	(58,997)
10 Year Japanese Government Bond	6/11/2008	10	13,975,340	14,097,111	(121,771)
Total unrealized depreciation					(182,703)

The Fund had the following open forward foreign currency exchange contracts at March 31, 2008:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
USD	112,975	AUD	125,000	6/18/2008	45
USD	5,597,630	EUR	3,606,000	6/18/2008	75,076
USD	254,449	EUR	164,000	6/18/2008	3,545
USD	135,073	NOK	707,000	6/18/2008	2,781
USD	8,863,956	SGD	12,182,000	6/18/2008	14,083
USD	405,639	SGD	555,000	6/18/2008	1,835
Total unrealized appreciation					97,365
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
USD	2,534,068	AUD	2,739,000	6/18/2008	(57,575)
USD	2,122,532	CAD	2,096,000	6/18/2008	(83,740)
USD	94,025	CAD	96,000	6/18/2008	(645)
CHF	5,144,000	USD	5,097,911	6/18/2008	(81,726)
USD	2,811,297	GBP	1,392,000	6/18/2008	(65,769)
USD	124,850	GBP	63,000	6/18/2008	(591)
JPY	247,423,000	USD	2,475,183	6/18/2008	(18,063)
USD	3,029,333	NOK	15,512,000	6/18/2008	(4,731)
SEK	14,158,000	USD	2,322,442	6/18/2008	(49,861)
SEK	645,000	USD	106,089	6/18/2008	(1,987)
Total unrealized depreciation					(364,688)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone SEK Swedish Krona SGD Singapore Dollar USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $105,106,161)	$ 108,064,610
Investment in Cash Management QP Trust (cost $15,172,053)	15,172,053
Total investments, at value (cost $120,278,214)	123,236,663
Cash	20,000
Deposits with brokers for open futures	26,972
Receivable for investments sold	3,839,798
Receivable for Fund shares sold	1,017,050
Interest receivable	472,113
Unrealized appreciation on forward foreign currency exchange contracts	97,365
Receivable for variation margin on open futures contracts	232,039
Other assets	36,612
Total assets	128,978,612
Liabilities
Payable for investments	16,712,027
Payable for Fund shares redeemed	12,501
Distributions payable	5,744
Accrued management fee	23,343
Unrealized depreciation on forward foreign currency exchange contracts	364,688
Other accrued expenses and payables	107,129
Total liabilities	17,225,432
Net assets, at value	$ 111,753,180
Net Assets Consist of
Undistributed net investment income	838,847
Net unrealized appreciation (depreciation) on: Investments	2,958,449
Futures	456,329
Foreign currency	(260,570)
Accumulated net realized gain (loss)	175,328
Paid-in capital	107,584,797
Net assets, at value	$ 111,753,180

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($21,144,239 ÷ 2,000,273 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.57
Maximum offering price per share (100 ÷ 97.25 of $10.57)	$ 10.87

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,558,230 ÷ 146,754 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.62

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($7,408,339 ÷ 697,463 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.62
Class S Net Asset Value, offering and redemption price(a) per share ($12,268,686 ÷ 1,161,449 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.56

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($69,373,686 ÷ 6,564,816 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.57
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2008 (Unaudited)
Investment Income
Income: Interest	$ 1,563,161
Interest — Cash Management QP Trust	66,720
Total Income	1,629,881
Expenses: Management fee	140,138
Administration fee	35,034
Distribution and service fees	31,490
Services to shareholders	13,350
Custodian fee	5,665
Auditing	32,676
Legal	22,653
Trustees' fees and expenses	1,390
Reports to shareholders	32,512
Registration fees	27,285
Other	2,058
Total expenses before expense reductions	344,251
Expense reductions	(79,361)
Total expenses after expense reductions	264,890
Net investment income	1,364,991
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	1,956,754
Futures	(105,759)
Foreign currency	(143,227)
1,707,768
Change in net unrealized appreciation (depreciation) on: Investments	2,481,014
Futures	370,571
Foreign currency	(395,378)
2,456,207
Net gain (loss)	4,163,975
Net increase (decrease) in net assets resulting from operations	$ 5,528,966

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007
Operations: Net investment income	$ 1,364,991	$ 1,226,844
Net realized gain (loss)	1,707,768	10,145
Change in net unrealized appreciation (depreciation)	2,456,207	661,168
Net increase (decrease) in net assets resulting from operations	5,528,966	1,898,157
Distributions to shareholders: Net investment income: Class A	(133,284)	(65,089)
Class B	(7,311)	(6,209)
Class C	(37,804)	(41,868)
Class S	(162,174)	(68,214)
Institutional Class	(836,679)	(1,220,212)
Net realized gains: Class A	(42,883)	(1,517)
Class B	(3,419)	(180)
Class C	(17,900)	(1,278)
Class S	(56,968)	(1,295)
Institutional Class	(290,275)	(29,358)
Total distributions	(1,588,697)	(1,435,220)
Fund share transactions: Proceeds from shares sold	77,814,450	22,280,086
Reinvestment of distributions	1,478,353	1,282,621
Cost of shares redeemed	(10,219,728)	(11,693,238)
Redemption fees	827	659
Net increase (decrease) in net assets from Fund share transactions	69,073,902	11,870,128
Increase (decrease) in net assets	73,014,171	12,333,065
Net assets at beginning of period	38,739,009	26,405,944
Net assets at end of period (including undistributed net investment income of $838,847 and $651,108, respectively)	$ 111,753,180	$ 38,739,009

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2008[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.97	$ 9.91	$ 10.11	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.19	.38	.47	.06
Net realized and unrealized gain (loss)	.67	.17	(.25)	.07
Total from investment operations	.86	.55	.22	.13
Less distributions from: Net investment income	(.19)	(.48)	(.42)	(.02)
Net realized gains	(.07)	(.01)	—	—
Total distributions	(.26)	(.49)	(.42)	(.02)
Redemption fees	.00***	.00***	.00***	—
Net asset value, end of period	$ 10.57	$ 9.97	$ 9.91	$ 10.11
Total Return (%)[d,e]	8.54**	5.78	2.30	1.27**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	4	1.1
Ratio of expenses before expense reductions (%)	1.15*	1.81	2.08	2.52*
Ratio of expenses after expense reductions (%)	.90*	.90	.90	.90*
Ratio of net investment income (%)	3.75*	3.94	4.88	2.47*
Portfolio turnover rate (%)	81**	167	331	28*
[a] For the six months ended March 31, 2008 (Unaudited).
[b] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended September 30,	2008[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.02	$ 9.95	$ 10.12	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.15	.31	.40	.04
Net realized and unrealized gain (loss)	.67	.17	(.26)	.08
Total from investment operations	.82	.48	.14	.12
Less distributions from: Net investment income	(.15)	(.40)	(.31)	(.00)***
Net realized gains	(.07)	(.01)	—	—
Total distributions	(.22)	(.41)	(.31)	(.00)***
Redemption fees	.00***	.00***	.00***	—
Net asset value, end of period	$ 10.62	$ 10.02	$ 9.95	$ 10.12
Total Return (%)[d,e]	8.01**	5.01	1.46	1.21**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2.3		.1	.1
Ratio of expenses before expense reductions (%)	2.00*	2.58	2.81	3.26*
Ratio of expenses after expense reductions (%)	1.65*	1.65	1.65	1.65*
Ratio of net investment income (%)	3.00*	3.19	4.13	1.72*
Portfolio turnover rate (%)	81**	167	331	28*
[a] For the six months ended March 31, 2008 (Unaudited).
[b] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended September 30,	2008[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.02	$ 9.96	$ 10.12	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.15	.31	.40	.04
Net realized and unrealized gain (loss)	.67	.16	(.25)	.08
Total from investment operations	.82	.47	.15	.12
Less distributions from: Net investment income	(.15)	(.40)	(.31)	(.00)***
Net realized gains	(.07)	(.01)	—	—
Total distributions	(.22)	(.41)	(.31)	(.00)***
Redemption fees	.00***	.00***	.00***	—
Net asset value, end of period	$ 10.62	$ 10.02	$ 9.96	$ 10.12
Total Return (%)[d,e]	8.11**	4.90	1.58	1.22**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	1	1.1
Ratio of expenses before expense reductions (%)	1.95*	2.46	2.71	3.26*
Ratio of expenses after expense reductions (%)	1.65*	1.65	1.66	1.65*
Ratio of net investment income (%)	3.00*	3.19	4.12	1.72*
Portfolio turnover rate (%)	81**	167	331	28*
[a] For the six months ended March 31, 2008 (Unaudited).
[b] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended September 30,	2008[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.96	$ 9.90	$ 10.12	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.20	.40	.48	.06
Net realized and unrealized gain (loss)	.67	.16	(.26)	.08
Total from investment operations	.87	.56	.22	.14
Less distributions from: Net investment income	(.20)	(.49)	(.44)	(.02)
Net realized gains	(.07)	(.01)	—	—
Total distributions	(.27)	(.50)	(.44)	(.02)
Redemption fees	.00***	.00***	.00***	—
Net asset value, end of period	$ 10.56	$ 9.96	$ 9.90	$ 10.12
Total Return (%)[d]	8.54**	5.87	2.32	1.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	5	1.2
Ratio of expenses before expense reductions (%)	.95*	1.47	1.79	2.39*
Ratio of expenses after expense reductions (%)	.70*	.75	.80	.80*
Ratio of net investment income (%)	3.95*	4.08	4.98	2.57*
Portfolio turnover rate (%)	81**	167	331	28*
[a] For the six months ended March 31, 2008 (Unaudited).
[b] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended September 30,	2008[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.97	$ 9.91	$ 10.12	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.21	.41	.50	.07
Net realized and unrealized gain (loss)	.66	.16	(.26)	.07
Total from investment operations	.87	.57	.24	.14
Less distributions from: Net investment income	(.20)	(.50)	(.45)	(.02)
Net realized gains	(.07)	(.01)	—	—
Total distributions	(.27)	(.51)	(.45)	(.02)
Redemption fees	.00***	.00***	.00***	—
Net asset value, end of period	$ 10.57	$ 9.97	$ 9.91	$ 10.12
Total Return (%)[d]	8.57**	6.05	2.50	1.43**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	69	27	23	20
Ratio of expenses before expense reductions (%)	.86*	1.36	1.67	2.12*
Ratio of expenses after expense reductions (%)	.65*	.65	.65	.65*
Ratio of net investment income (%)	4.00*	4.19	5.13	2.72*
Portfolio turnover rate (%)	81**	167	331	28*
[a] For the six months ended March 31, 2008 (Unaudited).
[b] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Inflation Protected Plus Fund (the "Fund") is a diversified series of DWS Institutional Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders, transfer agent fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of March 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161") Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Inflation-Indexed Instruments. Inflation-indexed instruments are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these instruments is generally fixed at issuance at a rate lower than typical bonds or notes. Over the life of an inflation-indexed instrument, however, interest will be paid based on a principal value, which is adjusted for any inflation or deflation. Any increase or decrease in the principal amount of an inflation-indexed instrument will result in an adjustment of interest income which is distributed to shareholders annually. Investors will receive their inflation-adjusted principal at maturity.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into future contracts to hedge against changes in interest rates, security prices or currency exchange rates or for certain non-hedging purposes. The Fund may use derivatives as an efficient means of managing allocations between asset classes or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2007, the Fund had a net tax basis capital loss carryforward of approximately $723,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until September 30, 2015, whichever occurs first.

The Fund has reviewed the tax positions for each of the three open tax years as of September 30, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions are declared daily and distributed to shareholders monthly from net investment income. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific series of the Trust, including the Fund, are allocated to that series. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the series in the Trust including the Fund.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended March 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $107,414,280 and $54,078,206, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.375%
Next $1 billion of such net assets	.360%
Next $1 billion of such net assets	.345%
Next $1 billion of such net assets	.330%
Next $1 billion of such net assets	.315%
Over $6 billion of such net assets	.300%

Effective October 1, 2007 through January 31, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.90%
Class B	1.65%
Class C	1.65%
Class S	.70%
Institutional Class	.65%

Accordingly, for the six months ended March 31, 2008, the Advisor waived portion of its fee pursuant to the management agreement aggregating $72,200 and the amount imposed aggregated $67,938, which was equivalent to an annualized effective rate of 0.19% of the Fund's daily average net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2008, the Advisor received an Administration fee of $35,034, of which $6,311 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended March 31, 2008, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2008
Class A	$ 4,625	$ 2,381	$ 316
Class B	516	516	—
Class C	1,576	1,576	—
Class S	3,480	1,764	—
Institutional Class	231	231	—
	$ 10,428	$ 6,468	$ 316

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plan, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2008
Class B	2,723	885
Class C	13,588	4,260
	$ 16,311	$ 5,145

In addition, DWS-SDI provides information and administrative services for a fee ("Servicing Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at March 31, 2008	Annualized Effective Rate
Class A	$ 9,905	$ —	$ 4,093.19%
Class B	905	19	267.24%
Class C	4,369	129	1,245.23%
	$ 15,179	$ 148	$ 5,605

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2008 aggregated $4,570.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2008, the CDSC for Class B and Class C shares aggregated $0 and $642, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $24,079, of which $21,458 is unpaid.

Trustees' Fees and Expenses. During the period ended March 31, 2008, the Fund paid each Trustee compensation for his or her services. Each Independent Trustee received an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2008, the Fund's custodian fee was reduced by $145 and $400, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Ownership of the Fund

As of March 31, 2008, the DWS Alternative Asset Allocation Plus Fund held 38% of the total shares outstanding of the Fund.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2008		Year Ended September 30, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,714,070	$ 17,777,762	381,280	$ 3,736,649
Class B	115,107	1,202,203	22,563	219,970
Class C	596,255	6,230,382	68,448	668,520
Class S	817,993	8,418,604	481,264	4,680,074
Institutional Class	4,280,207	44,185,499	1,335,129	12,974,873
		$ 77,814,450		$ 22,280,086
Shares issued to shareholders in reinvestment of distributions
Class A	15,555	$ 158,718	5,505	$ 53,264
Class B	925	9,443	578	5,618
Class C	3,356	34,268	1,814	17,595
Class S	20,477	208,495	6,777	65,668
Institutional Class	104,791	1,067,429	118,048	1,140,476
		$ 1,478,353		$ 1,282,621
Shares redeemed
Class A	(177,899)	$ (1,845,605)	(52,847)	$ (512,881)
Class B	(3,608)	(37,095)	(3,245)	(31,449)
Class C	(37,786)	(396,833)	(32,349)	(314,605)
Class S	(204,443)	(2,132,706)	(70,750)	(697,753)
Institutional Class	(559,626)	(5,807,489)	(1,040,475)	(10,136,550)
		$ (10,219,728)		$ (11,693,238)
Redemption fees		$ 827		$ 659
Net increase (decrease)
Class A	1,551,726	$ 16,091,037	333,938	$ 3,277,143
Class B	112,424	1,174,551	19,896	194,139
Class C	561,825	5,868,474	37,913	371,510
Class S	634,027	6,494,393	417,291	4,048,537
Institutional Class	3,825,372	39,445,447	412,702	3,978,799
		$ 69,073,902		$ 11,870,128

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	TIPAX	TIPTX	TIPCX	TIPSX	TIPIX
CUSIP Number	23339C 883	23339C 875	23339C 867	23339C 859	23339C 842
Fund Number	454	654	754	2354	854

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Inflation Protected Plus Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Inflation Protected Plus Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 30, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 30, 2008